UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2004

US Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26190	84-1213501
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

16825 Northchase Drive, Suite 1300

Houston, Texas 77060

(Address of principal executive offices including zip code)

(832) 601-8766

(Registrant’s telephone number, including area code)

ITEM 5. Other Events

On March 24, 2004, US Oncology, Inc. issued a press release announcing that lawsuits had been filed naming US Oncology and each of its directors as defendants in connection with its proposed merger transaction with Welsh, Carson, Anderson & Stowe IX, L.P. The press release is attached hereto as an exhibit and is incorporated herein in its entirety.

ITEM 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1    Press Release dated March 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2004	By:	/s/ Phillip H. Watts

Phillip H. Watts Vice President—General Counsel